EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Timothy A. Dawson, Senior Vice President and Chief Financial Officer of Mississippi Chemical Corporation (the "Company") hereby certify that the accompanying report on Form 10-K for the fiscal year ended June 30, 2003, dated as of October 16, 2003, 2003, and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

          I further certify that the information contained in the Report fairly presents, in all material aspects, the financial operations and results of operations of the Company.

                                                                                             /s/ Timothy A. Dawson
                                                                                             Timothy A. Dawson
                                                                                             Senior Vice President and
                                                                                             Chief Financial Officer

October 16, 2003